SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                    July 2, 2003
                 -----------------------------------------------------
                       (Date of earliest event reported)

                            Lehman ABS Corporation
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              (Exact Name of Registrant as Specified in Charter)

         Delaware                 333-100485                  13-3447441
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(State of Incorporation)         (Commission               (I.R.S. Employer
                                 File Number)             Identification No.)

745 Seventh Avenue
New York, New York                                                10019
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000
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ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                    Description
--------------                 -----------

     5.1                   Opinion of Sidley Austin Brown &
                           Wood LLP with respect to legality in connection with the Repackaged American General Floating Rate Trust Certificates, Series 2003-1.




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



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LEHMAN ABS CORPORATION


                                                 /s/ Rene Canezin
                                                 --------------------------
                                                 Name:   Rene Canezin
                                                 Title:  Senior Vice President

July 2, 2003



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



INDEX TO EXHIBITS

  Exhibit No.                            Description
  ----------                            -------------

     5.1                Opinion of Sidley Austin Brown &
                        Wood LLP with respect to legality in connection with the Repackaged American General Floating Rate Trust Certificates, Series 2003-1.




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